Exhibit 23.6

(Part 1 of 3)

November 8, 2018

Ing. Carlos Alberto Treviño Medina

Petróleos Mexicanos

Avenida Marina Nacional 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

11300 Ciudad de México, México

Dear Ing. Treviño Medina:

We hereby consent to (a) all references to our firm as set forth under the heading “Experts” in this Amendment No. 1 to the Registration Statement on Form F-4 filed by Petróleos Mexicanos (the “Form F-4”); (b) all references to our firm as set forth under the heading “Item 4—Information on the Company—Business Overview—Exploration and Production—Reserves” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2017, (the “Form 20-F”); and (c) the incorporation by reference in the Form F-4 of our audit letter dated April 24, 2018, describing our review of the estimates of Petróleos Mexicanos’ gross proved oil, condensate, natural gas, and oil equivalent reserves as of January 1, 2018, for 71 fields located in Poza Rica-Altamira District, Mexico, which audit letter was originally filed as Exhibit 10.4 (1 of 3) to the Form 20-F. The estimates included in our report were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:	/S/ ROBERT C. BARG
Robert C. Barg, P.E.
President

RCB:LMS

2100 Ross AVENUE, SUITE 2200 ● DALLAS, TEXAS 75201-2737 ● PH: 214-969-5401 ● FAX: 214-969-5411

Exhibit 23.6

(Part 2 of 3)

November 8, 2018

Ing. Carlos Alberto Treviño Medina

Petróleos Mexicanos

Avenida Marina Nacional 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

11300 Ciudad de México, México

Dear Ing. Treviño Medina:

We hereby consent to (a) all references to our firm as set forth under the heading “Experts” in this Amendment No. 1 to the Registration Statement on Form F-4 filed by Petróleos Mexicanos (the “Form F-4”); (b) all references to our firm as set forth under the heading “Item 4—Information on the Company—Business Overview—Exploration and Production—Reserves” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2017, (the “Form 20-F”); and (c) the incorporation by reference in the Form F-4 of our audit letter dated April 24, 2018, describing our review of the estimates of Petróleos Mexicanos’ gross proved oil, condensate, natural gas, and oil equivalent reserves as of January 1, 2018, for 30 fields located in Litoral de Tabasco District, Mexico, which audit letter was originally filed as Exhibit 10.4 (2 of 3) to the Form 20-F. The estimates included in our report were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:	/S/ ROBERT C. BARG
Robert C. Barg, P.E.
President

RCB:LMS

2100 ROSS AVENUE, SUITE 2200 ● DALLAS, TEXAS 75201-2737 ● PH: 214-969-5401 ● FAX: 214-969-5411

Exhibit 23.6

(Part 3 of 3)

November 8, 2018

Ing. Carlos Alberto Treviño Medina

Petróleos Mexicanos

Avenida Marina Nacional 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

11300 Ciudad de México, México

Dear Ing. Treviño Medina:

We hereby consent to (a) all references to our firm as set forth under the heading “Experts” in this Amendment No. 1 to the Registration Statement on Form F-4 filed by Petróleos Mexicanos (the “Form F-4”); (b) all references to our firm as set forth under the heading “Item 4—Information on the Company—Business Overview—Exploration and Production— Reserves” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2017, (the “Form 20-F”); and (c) the incorporation by reference in the Form F-4 of our audit letter dated April 24, 2018, describing our review of the estimates of Petróleos Mexicanos’ gross proved oil, condensate, natural gas, and oil equivalent reserves as of January 1, 2018, for 27 fields located in Aceite Terciario del Golfo District in Veracruz, Mexico, which audit letter was originally filed as Exhibit 10.4 (3 of 3) to the Form 20-F. The estimates included in our report were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:	/S/ ROBERT C. BARG
Robert C. Barg, P.E.
President

RCB:LMS

2100 ROSS AVENUE, SUITE 2200 ● DALLAS, TEXAS 75201-2737 ● PH: 214-969-5401 ● FAX: 214-969-5411